Exhibit 99.3

Rosetta Stone Inc.

Business Metrics

(in thousands)

	Quarter-Ended					Quarter-Ended					Quarter-Ended
	3/31/10	6/30/10	9/30/10	12/31/10	2010	3/31/11	6/30/11	9/30/11	12/31/11	2011	3/31/12	6/30/12	9/30/12	12/31/12	2012
Revenue by Market

US Consumer	41,407	38,748	36,902	44,516	161,573	28,061	38,606	37,710	52,794	157,171	42,671	36,895
International Consumer	9,815	7,651	9,708	15,516	42,690	14,601	12,014	11,002	13,238	50,855	12,617	8,074
Worldwide Consumer	51,222	46,399	46,610	60,032	204,263	42,662	50,620	48,712	66,032	208,026	55,288	44,969

Worldwide Institutional	11,792	14,249	14,316	14,248	54,605	14,316	16,123	15,490	14,494	60,423	14,161	15,843
Total	63,014	60,648	60,926	74,280	258,868	56,978	66,743	64,202	80,526	268,449	69,449	60,812

YoY Growth (%)
US Consumer	5%	-8%	-28%	-25%	-16%	-32%	0%	2%	19%	-3%	52%	-4%
International Consumer	297%	154%	137%	101%	147%	49%	57%	13%	-15%	19%	-14%	-33%
Worldwide Consumer	22%	3%	-16%	-10%	-2%	-17%	9%	5%	10%	2%	30%	-11%

Worldwide Institutional	39%	23%	21%	26%	26%	21%	13%	8%	2%	11%	-1%	-2%
Total	25%	7%	-9%	-5%	3%	-10%	10%	5%	8%	4%	22%	-9%

% of Total Revenue
US Consumer	66%	64%	61%	60%	62%	49%	58%	59%	66%	58%	62%	61%
International Consumer	15%	13%	16%	21%	17%	26%	18%	17%	16%	19%	18%	13%
Worldwide Consumer	81%	77%	77%	81%	79%	75%	76%	76%	82%	77%	80%	74%

Worldwide Institutional	19%	23%	23%	19%	21%	25%	24%	24%	18%	23%	20%	26%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

Prior period data has been modifed where applicable to conform to current presentation for comparative purposes.

Immaterial rounding differences may be present in this data in order to conform to Financial Statement totals.

Rosetta Stone Inc.

Business Metrics

(in thousands)

	Quarter-Ended					Quarter-Ended					Quarter-Ended
	3/31/10	6/30/10	9/30/10	12/31/10	2010	3/31/11	6/30/11	9/30/11	12/31/11	2011	3/31/12	6/30/12	9/30/12	12/31/12	2012
Consumer Revenue by Channel

DTC	31,026	25,142	27,500	34,496	118,164	31,856	30,984	31,177	42,368	136,385	36,839	30,951
Kiosk	9,391	8,683	7,392	9,533	34,999	7,312	7,368	6,987	8,504	30,171	6,483	4,564
Global Retail	9,608	11,200	9,832	15,413	46,053	2,585	10,752	9,015	14,265	36,616	10,999	8,122
Home School	1,197	1,374	1,886	590	5,047	909	1,516	1,533	895	4,854	967	1,332
Total	51,222	46,399	46,610	60,032	204,263	42,662	50,620	48,712	66,032	208,026	55,288	44,969

YoY Growth (%)
DTC	24%	-5%	-6%	-2%	2%	3%	23%	13%	23%	15%	16%	0%
Kiosk	14%	-7%	-25%	-28%	-14%	-22%	-15%	-5%	-11%	-14%	-11%	-38%
Global Retail	34%	46%	-27%	-12%	0%	-73%	-4%	-8%	-7%	-20%	325%	-24%
Home School	-19%	-12%	-28%	-50%	-26%	-24%	10%	-19%	52%	-4%	6%	-12%
Total	22%	3%	-16%	-10%	-2%	-17%	9%	5%	10%	2%	30%	-11%

% of Total Consumer Revenue
DTC	61%	54%	59%	57%	58%	75%	61%	64%	64%	66%	66%	69%
Kiosk	18%	19%	16%	16%	17%	17%	15%	14%	13%	15%	12%	10%
Global Retail	19%	24%	21%	26%	23%	6%	21%	19%	22%	17%	20%	18%
Home School	2%	3%	4%	1%	2%	2%	3%	3%	1%	2%	2%	3%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

Unit Metrics Updated
Consumer unit volume (in thousands)	132.1	120.0	128.3	173.4	553.8	114.2	139.9	145.7	221.7	621.5	190.8	182.5
Average Net Revenue per Unit	$388	$387	$363	$346	$369	$374	$362	$334	$298	$335	$290	$246

YoY Unit Metrics Growth (%)
Consumer unit volume	10%	-3%	-18%	-11%	-7%	-14%	17%	14%	28%	12%	67%	30%
Average Net Revenue per Unit	12%	7%	3%	1%	5%	-4%	-6%	-8%	-14%	-9%	-22%	-32%

# of Kiosks (end of period)
US	190	186	180	173	173	144	117	114	103	103	57	56
Europe	9	10	13	15	15	15	16	14	13	13	1	1
Asia Pacific	41	50	64	71	71	78	76	69	58	58	44	42
Total # of Kiosks (end of period)	240	246	257	259	259	237	209	197	174	174	102	99

Revenues by Geography

United States	52,476	52,139	50,390	57,624	212,629	41,271	53,418	51,708	65,725	212,122	54,914	50,810
International	10,538	8,509	10,536	16,656	46,239	15,707	13,325	12,494	14,801	56,327	14,535	10,002
Total	63,014	60,648	60,926	74,280	258,868	56,978	66,743	64,202	80,526	268,449	69,449	60,812

Revenues by Geography (as a %)
United States	83%	86%	83%	78%	82%	72%	80%	81%	82%	79%	79%	84%
International	17%	14%	17%	22%	18%	28%	20%	19%	18%	21%	21%	16%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

Prior period data has been modifed where applicable to conform to current presentation for comparative purposes.

Immaterial rounding differences may be present in this data in order to conform to Financial Statement totals.